Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Gritstone Oncology, Inc. (the “Company”) for the period ended December 31, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Andrew Allen, M.D., Ph.D., President and Chief Executive Officer (Principal Executive and Financial Officer) of the Company, and James Cho, Chief Accounting Officer (Principal Accounting Officer) of the Company, respectively, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 11, 2021	/s/ Andrew Allen
Andrew Allen, M.D., Ph.D.
President and Chief Executive Officer (Principal Executive and Financial Officer)

Date: March 11, 2021	/s/ James Cho
James Cho
Chief Accounting Officer (Principal Accounting Officer)